Filed Pursuant to Rule 497(a)

File No. 333-216928

Rule 482ad

BlackRock Capital Investment Corporation

$125,000,000

5.00% Convertible Notes due 2022

PRICING TERM SHEET

June 7, 2017

The following sets forth the final terms of the 5.00% Convertible Notes due 2022 and should only be read together with the preliminary prospectus supplement dated June 7, 2017, together with the accompanying prospectus dated May 12, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	BlackRock Capital Investment Corporation (the “Company”)

Security	5.00% Convertible Notes due 2022 (the “Notes”)

Aggregate Principal Amount Offered	$125,000,000

Over-allotment option	$18,750,000

Net Proceeds	$121.3 million (or approximately $139.5 million if the underwriters’ over-allotment option is exercised in full), after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company.

Maturity	June 15, 2022, unless earlier repurchased, redeemed or converted

Interest Rate	5.00% per year

Interest Payment Dates	Semiannually in arrears on June 15 and December 15, commencing on December 15, 2017

Denomination	$1,000 and integral multiples thereof

Price at Issuance	100%

Price to Underwriters	97.25%

The NASDAQ Global Select Market Symbol of the Company’s Common Stock	BKCC

NASDAQ Global Select Market Closing Price of the Company’s Common Stock on June 7, 2017	$7.69

Conversion Premium	Approximately 10.0% above the NASDAQ Global Select Market Closing Price of the Company common stock on June 7, 2017

Initial Conversion Price	Approximately $8.46 per share of the Company’s common stock

Initial Conversion Rate	118.2173 shares of Company common stock per $1,000 principal amount of Notes

Redemption	The Company may not redeem the notes prior to December 23, 2021. On or after December 23, 2021, the Company may redeem the notes for cash, in whole or from time to time in part, at its option at a redemption price equal to the sum of (i) 100% of the principal amount of the notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) an amount equal to the present value of the interest that would accrue on such notes from, and including, the redemption date until the maturity date, with such present value computed using a discount rate equal to the yield to maturity of United States Treasury securities with six months of remaining maturity (as determined in a commercially reasonable manner by the Company prior to providing the applicable notice of redemption) plus 50 basis points.

Trade Date	June 8, 2017

Settlement Date	June 13, 2017 (T + 3)

Joint Book-Running Managers	Morgan Stanley & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
BMO Capital Markets Corp.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc. HSBC Securities (USA) Inc.

Ranking	Senior Unsecured

CUSIP	092533 AC2

ISIN	US092533AC25

Use of Proceeds	To repay certain outstanding indebtedness, which may include repaying outstanding borrowings under the Company’s credit facility, and for other general corporate purposes, which include investing in portfolio companies in accordance with the Company’s investment objective and strategies.

Adjustment to conversion rate upon a make-whole fundamental change	The table below sets forth the number of additional shares, if any, of Company common stock to be added to the conversion rate per $1,000 principal amount of Notes that are converted in connection with a “make-whole fundamental change” as described in the Preliminary Prospectus, based on the stock price and effective date of the make-whole fundamental change.

Change of Control Date	Stock Price on Change of Control Date
	$7.69	$7.75	$8.00	$8.46	$8.50	$8.75	$9.00	$9.25	$9.50	$10.00
6/13/2017	11.8217	11.1226	8.4325	4.4161	4.1235	2.4891	1.1911	0.2757	0.0189	0.0000
6/15/2018	11.8217	11.0929	8.3088	4.2305	3.9400	2.3543	1.1733	0.2757	0.0189	0.0000
6/15/2019	11.8217	11.0929	8.3038	4.1206	3.8259	2.2320	1.0689	0.2757	0.0189	0.0000
6/15/2020	11.8217	11.0929	8.1313	3.8073	3.5094	1.9280	0.8278	0.2043	0.0137	0.0000
6/15/2021	11.8217	10.7845	7.4050	2.7754	2.4812	1.0389	0.2500	0.0173	0.0000	0.0000
6/15/2022	11.8217	10.7845	6.7825	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case

•	If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.

•	If the stock price is greater than $10.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

•	If the stock price is less than $7.69 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate per $1,000 principal amount of Notes exceed 130.0390, subject to adjustment in the same manner as the conversion rate as set forth under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Prospectus.

Certain Material U.S. Federal Tax Matters—Original Issue Discount:

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading “Supplement to Material U.S. Federal Tax Matters” in the accompanying prospectus supplement and is subject to the qualifications and assumptions set forth therein.

The Notes are not being issued with original issue discount (“OID”) for U.S. federal income tax purposes. Accordingly, the discussion of OID set forth under the heading “Supplement to Material U.S. Federal Tax Matters” in the accompanying prospectus supplement will not apply to holders of the Notes. All holders are urged to consult their own tax advisors regarding their particular circumstances. See “Supplement to Material U.S. Federal Tax Matters” in the accompanying prospectus supplement.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing. You may get this document for free by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the Preliminary Prospectus if you request it from Morgan Stanley & Co. LLC, 180 Varick Street, New York, New York 10014, Attention: Prospectus Department, Telephone: 866-718-1649; BofA Merrill Lynch at 1-800-294-1322.; BMO Capital Markets Corp. Attn: Equity Syndicate Department, 3 Times Square, New York, NY 10036, bmoprospectus@bmo.com, Telephone: 1-800-414-3627; Citigroup Global Markets Inc. , c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717; Credit Suisse Securities (USA) LLC, Attention: Credit Suisse Prospectus Department, One Madison Avenue, New York, NY 10010, tel: 1-800-221-1037, e-mail: newyork.prospectus@credit-suisse.com; Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005-2836, Attention: Prospectus Group, Telephone: (800) 503-4611, Email: prospectus.cpdg@db.com or HSBC Securities (USA) Inc., Attention: Prospectus Department, 452 Fifth Avenue, New York, NY 10018, telephone: +1 (877) 429-7459, or by emailing: ny.equity.syndicate@us.hsbc.com.

The information in the Preliminary Prospectus, and in this announcement, is not complete and may be changed. The Preliminary Prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.